Exhibit 10.26

THIRD AMENDMENT OF
FIRST COMMUNITY FINANCIAL
EMPLOYMENT AGREEMENT
WITH ROY C. THYGESEN

This THIRD AMENDMENT OF EMPLOYMENT AGREEMENT is made and entered into as of December 17, 2016 (the "Effective Date"), by and among FIRST COMMUNITY FINANCIAL PARTNERS, INC. ("FCFP"), FIRST COMMUNITY FINANCIAL BANK (the "Bank," and together with FCFP, the "Employer"), and ROY C. THYGESEN ("Executive," and together with the Employer, the "Parties").

RECITALS

A.The Parties have made and entered into that certain Employment Agreement, effective March 12, 2013 (the "Agreement") and as amended as of December 18, 2014 and as of January 1, 2016.

B.Pursuant to Section 18 of the Agreement, the Agreement may be amended by written agreement signed by the Parties.

C.The Parties desire to adjust the Severance Amount as defined in the Agreement.

AGREEMENT

In consideration of the foregoing and the mutual promises and covenants of the Parties set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby expressly agree as follows:

1.The following Section 21(rr) of the Agreement which states “Severance Amount means an amount equal to 100% of Executive’s Base Compensation as of the respective Termination” is replaced in its entirety with “Severance Amount means an amount equal to 200% of Executive’s Base Compensation as of the respective Termination”.

2.The amount of Annual Base Salary in Section 3(a) of the Agreement and as modified in the Second Amendment, is hereby modified to $450,000. All other provisions of Section 3(a) remain unchanged.

3.	In all other respects, the Agreement shall remain unchanged and in full force and effect.

[Signature page follows.]

Exhibit 10.26

IN WITNESS WHEREOF, each of FCFP and the Bank has caused this Amendment to be executed in its name and on its behalf, and Executive acknowledges understanding and acceptance of, and agrees to, the terms of this Amendment, all as of the Effective Date.

FIRST COMMUNITY FINANCIAL PARTNERS, INC.
By: /s/George Barr
Print Name:         George Barr
Title:         Chairman of the Board of Directors
FIRST COMMUNITY FINANCIAL BANK
By: /s/George Barr
Print Name:         George Barr
Title:         Chairman of the Board of Directors
ROY C. THYGESEN
/s/Roy C. Thygesen